                                                              EXHIBIT (h)(11)(d)

                   AMENDMENT NO. 11 TO PARTICIPATION AGREEMENT

     Pursuant to the Participation Agreement, made and entered into as of the 13th day of April 1998, and as amended on August 1, 2004, by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect as of February 1, 2006.

                                   AMERICAN GENERAL LIFE INSURANCE COMPANY
                                   By its authorized officers,

                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   Attest:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------

                                   (Corporate Seal)


                                   MFS VARIABLE INSURANCE TRUST,
                                   on behalf of the Portfolios
                                   By its authorized officer,

                                   By:
                                       -----------------------------------------
                                       James R. Bordewick, Jr.
                                       Assistant Secretary


                                   MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                   By its authorized officer,

                                   By:
                                       -----------------------------------------
                                       Jeffrey N. Carp
                                       Senior Vice President and General Counsel

                                                          As of February 1, 2006

                                   SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

           Name of Separate
           Account and Date                            Policies Funded                             Portfolios
   Established by Board of Directors                 by Separate Account                     Applicable to Policies
---------------------------------------   ------------------------------------------   ----------------------------------
American General Life Insurance Company   Platinum Investor I Flexible Premium Life    MFS Emerging Growth Series
         Separate Account VL-R                         Insurance Policy                MFS Research Series
             (May 1, 1997)                          Policy Form No. 97600              MFS Capital Opportunities Series
                                                                                       MFS New Discovery Series

                                          Platinum Investor II Flexible Premium Life
                                                       Insurance Policy
                                                    Policy Form No. 97610

                                                  Corporate America-Variable
                                                    Life Insurance Policy
                                                    Policy Form No. 99301

                                             Platinum Investor Survivor Variable
                                                    Life Insurance Policy
                                                    Policy Form No. 99206

                                                    Platinum Investor III
                                                    Flexible Premium Life
                                                       Insurance Policy
                                                    Policy Form No. 00600

                                                Platinum Investor Survivor II
                                                Variable Life Insurance Policy
                                                    Policy Form No. 01206

                                                    Platinum Investor PLUS
                                            Flexible Premium Life Insurance Policy
                                                    Policy Form No. 02600

                                                Platinum Investor FlexDirector
                                                Flexible Premium Variable Life
                                                       Insurance Policy
                                                    Policy Form No. 03601
                                                (effective February 12, 2004)

                                                     Platinum Investor IV
                                               Flexible Premium Variable Life
                                                      Insurance Policy
                                                    Policy Form No. 04604
                                                 (effective January 1, 2005)

                                                    Platinum Investor VIP
                                           Flexible Premium Variable Universal Life
                                                       Insurance Policy
                                                    Policy Form No. 05604
                                                 (effective February 1, 2006)

                                                     Legacy Plus Variable              MFS Emerging Growth Series
                                                    Life Insurance Policy
                                                    Policy Form No. 98615

           Name of Separate
           Account and Date                            Policies Funded                             Portfolios
   Established by Board of Directors                 by Separate Account                     Applicable to Policies
---------------------------------------   ------------------------------------------   ----------------------------------
                                                     The One VUL Solution              MFS Investors Trust Series
                                                Variable Life Insurance Policy
                                                    Policy Form No. 99615

American General Life Insurance Company                 AG Legacy Plus                 MFS Emerging Growth Series
         Separate Account VL-R                  Variable Life Insurance Policy         MFS New Discovery Series
             (May 1, 1997)                          Policy Form No. 99616              MFS Total Return Series


American General Life Insurance Company       Platinum Investor Variable Annuity       MFS Emerging Growth Series
          Separate Account D                          Contract No. 98020               MFS Research Series
          (November 19, 1973)                                                          MFS Capital Opportunities Series
                                                 Platinum Investor Immediate           MFS New Discovery Series
                                                       Variable Annuity
                                                      Contract No. 03017
                                                 (effective January 15, 2004)

American General Life Insurance Company       EquiBuilder II and EquiBuilder III       Fidelity VIP Money Market
        Separate Account VUL-2                       VUL Flexible Premium              Fidelity VIP High Income
            (April 9, 1991)               Variable Universal Life Insurance Policies   Fidelity VIP Equity-Income
                                                    Policy Form No. T1735              Fidelity VIP Growth
                                                                                       Fidelity VIP Overseas
                                                                                       Fidelity VIP Investment Grade Bond
                                                                                       Fidelity VIP Asset Manager
                                                                                       Fidelity VIP Index 500
                                                                                       Fidelity VIP Asset Manager: Growth
                                                                                       Fidelity VIP Contrafund
                                                                                       MFS Emerging Growth Series
                                                                                       MFS Research Series
                                                                                       MFS Investors Trust Series
                                                                                       MFS Total Return Series
                                                                                       MFS Utilities Series
                                                                                       MFS Capital Opportunities Series

American General Life Insurance Company                The Chairman VA                 Fidelity VIP Money Market
         Separate Account VA-1                      Combination Fixed and              Fidelity VIP High Income
            (May 22, 1996)                        Variable Annuity Contract            Fidelity VIP Equity-Income
                                                Contract Nos. T1575 and T1575Z         Fidelity VIP Growth
                                                                                       Fidelity VIP Overseas
                                                                                       Fidelity VIP Investment Grade Bond
                                                                                       Fidelity VIP Asset Manager
                                                                                       Fidelity VIP Index 500
                                                                                       Fidelity VIP Contrafund
                                                                                       MFS Emerging Growth Series
                                                                                       MFS Research Series
                                                                                       MFS Investors Trust Series
                                                                                       MFS Total Return Series
                                                                                       MFS Utilities Series
                                                                                       MFS Capital Opportunities Series